OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT TO LOAN DOCUMENTS (the “Amendment”) is made and entered into effective as of September 1, 2010, by and among: [i] NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation having a mailing address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation having an address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (each a “Borrower”, and collectively, the “Borrowers”); [ii] ORLANDO LAKE FOREST JOINT VENTURE, a Florida general partnership having a mailing address at 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (“Orlando Lake Forest”), and [iii] NTS MORTGAGE INCOME FUND, a Delaware corporation having a mailing address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223, and NTS GUARANTY CORPORATION, a Kentucky corporation having an address at 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (each a “Guarantor”, and collectively, the “Guarantors”), and [iv] PNC BANK, NATIONAL ASSOCIATION, a national banking association, having an address of 500 West Jefferson Street, Fourth Floor, Louisville, Jefferson County, Kentucky 40202 (“Bank”).

RECITALS

1.   Borrowers and Bank are parties to that certain loan transaction, pursuant to which Bank agreed to provide funds to Borrowers as evidenced by those certain Loan Documents (as defined in that certain Eighth Mortgage Loan Modification Agreement dated December 23, 2009 (the “Modification”) and as amended thereby, collectively, the “Loan Documents”), which include that certain Seventh Amended and Restated Promissory Note dated as of August 18, 2009 (as amended, the “Note”), in the face principal amount of SIX MILLION SEVEN HUNDRED NINETY-NINE THOUSAND FOUR HUNDRED SIXTY-EIGHT AND NO/100 DOLLARS ($6,799,468.00), made by Borrowers payable to the order of Bank on or before September 1, 2010 (the “Maturity Date”), all subject to the terms and conditions contained in the Loan Documents (as amended, the “Loan”).  Certain terms defined in the Modification when used and initially capitalized herein shall have the meanings ascribed to them in the Modification unless expressly otherwise defined herein.

2.   The parties hereto also previously entered into a promissory note in the original face principal amount of $1,385,544.00 dated August 18, 2009 (referred to in the Modification as the “Section 21A Note”), but this loan currently has a $0.00 balance and $0.00 of remaining available loan proceeds.

3.   The Note has a current principal balance of Three Million Fifty Seven Thousand Two Hundred Fifty Four Dollars and 3/00 ($3,057,254.03), which, together with any and all interest, charges and fees arising under the terms of the Note and the other Loan Documents is collectively referred to herein as the “Indebtedness”.

4.   The Indebtedness remains unpaid and Borrowers have requested and Bank has agreed to the modification of the Loan Documents to extend the maturity date of the Note from September 1, 2010 to April 1, 2011, to eliminate the six percent (6%) interest rate floor, to amend the release price for the sale of real estate, and to make such other modifications as are set forth herein, subject to Borrowers’ compliance with the provisions set forth herein.

NOW THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto and intending to be legally bound, Borrowers, Orlando Lake Forest, Guarantors and Bank hereby agree that the Indebtedness shall remain outstanding and the terms of such Indebtedness and the Loan Documents shall be amended as follows:

ARTICLE 1.

AMENDMENT TO NOTE

The Note is, effective as of the date hereof and subject to the conditions precedent set forth in Article 3 hereof, hereby amended as follows:

1.           Each reference to the “Maturity Date” as the term is defined therein shall be amended to mean April 1, 2011.  Each reference to “September 1, 2010” as the maturity date of the Note shall be replaced by “April 1, 2011”.

2.           Effective December 1, 2010, the last paragraph on page 3 of the Note (defining the interest rate) and the definitions of “Libor Based Rate”, “Banking Day”, and “One Month Libor” contained on pages 3 and 4 of the Note are  hereby amended and restated to read as follows:

Amounts outstanding under this Note will bear interest at a rate per annum which is at all times equal to (A) the Daily LIBOR Rate plus (B) four hundred (400) basis points (4.00%) (the “Interest Rate”).  Interest hereunder will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining the Daily LIBOR Rate, then the Bank shall give notice thereof to the Borrower.  Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the Interest Rate for all amounts outstanding under this Note shall be equal to (A) the Base Rate plus (B) three hundred (300) basis points (3.00%) (the “Alternate Rate”).

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the

Bank to make or maintain or fund loans based on the Daily LIBOR Rate, the Bank shall notify the Borrower.  Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, the interest rate on all amounts outstanding under this Note shall be the Alternate Rate.

For purposes hereof, the following terms shall have the following meanings:

“Base Rate” shall mean the higher of (A) the Prime Rate, and (B) the sum of the Federal Funds Open Rate plus fifty (50) basis points (0.50%).  If and when the Base Rate (or any component thereof) changes, the rate of interest with respect to any amounts hereunder to which the Base Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Louisville, Kentucky.

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Bank by dividing (A) the Published Rate by (B) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any eurocurrency fundings by banks on such day.  The rate of interest will be adjusted automatically as of each Business Day based on changes in the Daily LIBOR Rate without notice to the Borrower.

“Federal Funds Open Rate” shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Bank (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day.  The rate of interest charged shall be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower.

“Prime Rate” shall mean the rate publicly announced by the Bank from time to time as its prime rate.  The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers.  The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

“Published Rate” shall mean the rate of interest published each Business Day in the Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication selected by the Bank).

    3.           The second paragraph on page 4 of the Note is hereby amended and restated to read as follows:

“In addition to the other charges and the interest to be paid under this Amended and Restated Note, Borrowers shall pay to Bank, at the time of sale of an individual parcel from the lien and operation of the Deed of Trust and/or Mortgage securing this Amended and Restated Note, an amount equal to the greater of (i) one hundred percent (100%) of the net proceeds resulting from the sale, or (ii) $100,000.”

4.           The third paragraph on page 4 of the Note is hereby amended and restated to read as follows:

“Principal and interest payments shall be made in lawful money of the United States of America to Bank at 500 W. Jefferson Street, 4th Floor, Louisville, Kentucky 40202, or such other address as Bank may give to Borrowers, in immediately available funds to Bank.”

5.           The last sentence of Section 1(a) on page 4 of the Note is hereby amended and restated to read as follows:

“The entire unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest and all other sums payable to the Bank pursuant to this Amended and Restated Note or any other Loan Document, shall be due and payable in a single payment on April 1, 2011.”

6.           Section 4 of the Note entitled “Availability” is hereby amended to reflect that there is no longer any availability remaining under the Loan, and the Borrowers no longer have the right to borrow any additional sums under the Note other than those amounts that have already been advanced and funded to Borrowers prior to the date hereof.

7.           The first sentence of Section 9 of the Note entitled “Sale or Encumbrance of the Real Estate” is hereby amended and restated to read as follows:

“Except for sales of individual residential lot parcels contained in sections 21A and 21B (as defined in the Loan Documents) upon payment of the release price to Bank in the amount equal to the greater of (i) one hundred percent (100%) of the net proceeds resulting from the sale, or (ii) $100,000, or at a release price to be negotiated between Bank and Borrower at the time of sale for any other parcels, Borrowers agree not to sell or transfer real estate described in the Loan Documents without the prior written consent of Bank, nor to further encumber or mortgage such real estate without the prior written consent of Bank except as expressly permitted by the Loan Agreement, and in the event of a violation of this provision, Bank may, at its option, declare the entire remaining unpaid balance of the Amended and Restated Note immediately due and payable and institute foreclosure proceedings.”

8.           Each reference in the Note to the term “Amended and Restated Note” is hereby amended to mean the Note as further amended by this Amendment.

This amendment shall not constitute a novation, repayment or satisfaction of the Indebtedness evidenced by the Note.

ARTICLE 2.

AMENDMENT TO DEED OF TRUST AND OTHER LOAN DOCUMENTS

The Deed of Trust (as defined in the Modification) and each of the other Loan Documents are, effective as of the date hereof and subject to the conditions precedent set forth in Article 3 hereof, hereby amended as follows:

1.           Each reference to the maturity date of the Note of September 1, 2010 contained in the Loan Documents is hereby amended to mean “April 1, 2011”.

2.           Any reference in the Loan Documents to any additional availability under the Note is hereby deleted, and the parties agree that there is no longer any availability remaining under the Loan, and the Borrowers no longer have the right to borrow any additional sums under the Note other than those amounts that have already been advanced and funded to Borrowers prior to the date hereof.

3.           Borrowers and Bank agree that any prior release prices set forth in the Loan Documents shall be deleted in their entirety and Bank agrees to release (a) such individual parcels contained in sections 21A or 21B (as defined in the Loan Documents) of the property subject to the lien of the Deed of Trust upon payment of a release price to Bank in the amount equal to the greater of (i) one hundred percent (100%) of the net sales proceeds resulting from the sale, or (ii) $100,000; and (b) such other parcels or acreage from each section of the property subject to the lien of the Deed of Trust upon payment of a release price to Bank an amount to be negotiated between the parties on a case by case basis at the time of the sale of each parcel.”

Each reference to the Note or any of the other Loan Documents contained in the Loan Documents is hereby deemed to refer to said Loan Documents as the same have been amended by this Amendment.

ARTICLE 3.

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective when, and only when, Bank shall have received this Amendment duly executed by Borrowers, Orlando Lake Forest and Guarantors, together with each of the additional required items set forth below, in form and substance satisfactory in all respects to Bank in its sole discretion and when Borrowers have satisfied each of the other conditions set forth in this Article to the complete satisfaction of Bank:

3.1   Bank shall have received copies, certified by representatives of Borrowers acceptable to Bank as being accurate and complete, of resolutions of the members of the Borrowers authorizing the execution, delivery and performance of this Amendment.

3.2   Bank shall have received all evidence of paid real estate taxes and insurance due and payable as of the date hereof as Bank so requires.

3.3   Bank shall have received such other documents, instruments and certificates as Bank may reasonably request to insure the binding effect in accordance with the terms hereof and of the Loan Documents and to establish the security for the benefit of Bank contemplated thereby.

ARTICLE 4.

RESTATEMENT OF REPRESENTATIONS,
WARRANTIES AND COVENANTS

Except as expressly modified by the terms of this Amendment, Borrowers, Orlando Lake Forest and each of the Guarantors hereby restates reaffirms and confirms as of the date of this Amendment each of the representations, warranties and covenants contained in the Loan Documents, as modified by this Amendment.  Orlando Lake Forest and the Guarantors hereby join in the execution of this Amendment for purposes of consenting to and ratifying the same.

ARTICLE 5.

NO NOVATION

This Amendment is not intended to, and shall not, affect a novation of the obligations expressed in the Loan Documents, nor is the Deed of Trust (as defined in the Modification) or any of the other Loan Documents intended to be released, altered or changed in any manner except as expressly provided herein, and the lien of such documents shall continue to be in full force and effect from and after the date of this Amendment as it was prior to the date hereof.

ARTICLE 6.

CONFIRMATION OF NO SET-OFFS, DEFENSES OR CLAIMS

Each of the Borrowers, Orlando Lake Forest and the Guarantors hereby acknowledge and agree that neither it nor any other party has any defenses or offsets to the payment of any amount due to Bank under the Note or under any of the other Loan Documents and, further, that neither it nor any other party has any defenses to the performance of any of the obligations arising under or in connection with the Note or under or in connection with any of the other Loan Documents.

ARTICLE 7.

EXPENSES OF AMENDMENT

Borrowers agree to reimburse Bank for all expenses incurred by Bank in connection with the preparation, execution, delivery, recordation and performance of this Amendment, including, without limitation, reasonable fees of legal counsel to Bank.

ARTICLE 8.

INCORPORATION BY REFERENCE

Except as expressly modified by this Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect as they were immediately prior to execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern in all respects this Amendment.  Upon the effectiveness of this Amendment, each reference in the Loan Documents to the terms “hereunder,” “hereof,” “herein,” or words of like import, shall mean and shall be a reference to the Loan Documents as amended by all prior amendments and by this Amendment.

ARTICLE 9.

GOVERNING LAW

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

ARTICLE 10.

COUNTERPARTS

This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto effective as of the date first set forth above.

BORROWERS:

NTS/VIRGINIA DEVELOPMENT COMPANY,
a Virginia corporation

By:     /s/ Neil A. Mitchell
                      Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

 /s/ Susan M. Howard
Notary Public
My commission expires:     April 27, 2014

                                [SEAL]

BORROWERS:

NTS/LAKE FOREST II
RESIDENTIAL CORPORATION,
a Kentucky corporation

By:      /s/ Neil A. Mitchell
    Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan M. Howard
Notary Public

My commission expires:     April 27, 2014

                                [SEAL]

ORLANDO LAKE FOREST:

ORLANDO LAKE FOREST JOINT
VENTURE, a Florida general partnership

By:         Orlando Lake Forest, Inc., a Florida
corporation, Managing General Partner

By:  /s/ Neil A. Mitchell
       Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of Orlando Lake Forest, Inc., a Florida corporation, Managing General Partner of Orlando Lake Forest Joint Venture, a Florida general partnership, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said general partnership.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan M. Howard
Notary Public

My commission expires:     April 27, 2014

                                [SEAL]

GUARANTORS:

NTS MORTGAGE INCOME FUND,
a Delaware corporation

By: /s/ Brian F. Lavin

Print Name: Brian F. Lavin

Title: President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Brian F. Lavin, who acknowledged himself to be the President of NTS MORTGAGE INCOME FUND, a Delaware corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan M. Howard
Notary Public
My commission expires:     April 27, 2014

                                [SEAL]

GUARANTORS:

NTS GUARANTY CORPORATION,
a Kentucky corporation

By: /s/ Brian F. Lavin

Print Name: Brian F. Lavin

Title: President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Brian F. Lavin, who acknowledged himself to be the President of NTS GUARANTY CORPORATION, a Kentucky corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan M. Howard
Notary Public
My commission expires:     April 27, 2014

                                [SEAL]

BANK:

PNC BANK, NATIONAL ASSOCIATION,
a national banking association

By: /s/ Henry R. Snyder, IV
      Henry R. Snyder, IV, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 28th day of December, 2010, before me, a Notary Public, the undersigned officer, personally appeared Henry R. Snyder, IV, who acknowledged himself to be the Senior Vice President of PNC Bank, National Association, a national banking association, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said banking association.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Cheryl Adams
Notary Public
My commission expires:     October 21, 2013

                                [SEAL]

THIS INSTRUMENT PREPARED BY:

/s/ Michael B. Vincenti
Michael B. Vincenti, Esq.
WYATT, TARRANT & COMBS, LLP
500 West Jefferson Street, Suite 2700
Louisville, Kentucky  40202
(502) 562-7518